Commitment and Contingencies - Future Minimum Lease Payments (Detail) - USD ($) $ in Thousands	Mar. 31, 2020	Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
2020		$ 1,015
2020	$ 765
2021	1,044	1,044
2022	661	661
2023	187	187
Total minimum lease payments	2,657	2,907
Less: imputed interest	(363)	(431)
Total operating lease liabilities	2,294	2,476
Less: current portion	$ 810	781
Lease liability, net of current portion		$ 1,695